Gradison Mutual Funds
580 Walnut Street
Cincinnati, Ohio  45202-3198

U.S. GOVERNMENT RESERVES



Annual Report
September 30, 1997

[GRADISON MUTUAL FUNDS LOGO]

This material is intended for distribution to shareholders of the Gradison U.S. Government Reserves Fund. It may be distributed to other persons only if it is preceded or accompanied by a current prospectus of the Gradison U.S. Government Reserves Fund. McDonald & Company Securities, Inc.--Distributor.

Letter to Shareholders
--------------------------------------------------------------------------------
                                                                October 24, 1997
Dear Shareholders:

AUDITED ANNUAL REPORT Gradison U.S. Government Reserves money market fund completed its twenty-second fiscal year on September 30, 1997. Audited financial statements are published on the following pages. The portfolio of investments appears on pages 3 and 4 with the unqualified opinion of our independent public accountants, Arthur Andersen, LLP, on page 10. Investment results (including yield information) for the fiscal year ending September 30 appear on page 3. The 7-day yield of U.S. Government Reserves money market fund as of October 24 was 4.85% which produced an effective yield of 4.97%.

FINANCIAL MARKETS The U.S. economy has exhibited healthy growth without indications that inflationary forces are gaining momentum. On the contrary, inflation in 1997, as measured by the Consumer Price Index, appears poised to show the smallest increase since 1986. The absence of increased inflationary pressures in the midst of this long economic expansion is remarkable, and confounds economic theorists. A new hypothesis has attempted to explain the strong growth of the U.S. economy -- the new paradigm. It suggests that the limits of non-inflationary growth may have expanded with the technological advances of the past decade. This is not saying that "things are different this time," but merely that the limits are different. No less an authority than Alan Greenspan, chairman of the Federal Reserve, has suggested that effective production capacity in the U.S. may have increased as a result of substantial business investment in computing and telecommunications. In testimony before Congress, he speculated that the interaction of key technologies has created new opportunities for wealth creation. Such a favorable confluence of factors may occur but once or twice a century.

However, even if Mr. Greenspan (and others) are correct about the availability of additional production capacity; there remains a finite limit to non-inflationary growth. Perhaps the limit to sustainable, non-inflationary growth is not 3%, as had been widely believed, but something greater. What has not changed (and can never change) is the truism that higher levels of inflation will eventually follow if the growth level is breached. At some point, accelerating economic expansion must approach its upper growth limit.

MONEY MARKET TRENDS The recent volatility of the equity markets has not carried over to short term fixed income markets. In fact, there has been extraordinary stability in short term interest rates for more than two years. The Federal Open Market Committee (FOMC) has made but two adjustments to the federal funds rate since July 1995: Once to lower the target rate by 25 basis points (0.25%) in December 1995, and then to take that cut back 15 months later (March 1997). As the pace of economic expansion in the U.S. oscillated between moderate and strong, it was generally believed that the next FOMC move would be to raise short term rates. But the rationale for that move is no longer obvious. Inflationary indicators are muted, and any small impact of the Southeast Asian currency crisis on the U.S. economy is likely to be deflationary. The FOMC may be inclined to allow this period of stable monetary policy to continue.

SHAREHOLDER SERVICE Beginning with your monthly statement for July, you may have noticed significant changes in the way that information about your Gradison mutual funds is displayed. These changes are the result of enhanced computer capabilities. In most cases you will have the same account number for each of your Gradison mutual funds with a different fund number identifying each fund. We would appreciate any comments you may have about the new statement format or any other aspect of your Gradison money market fund account. Our goal with these changes, and always, is to deliver the services that are of the most value to you by the most efficient means available. Please contact a Gradison Mutual Fund Shareholder Service representative at (800) 869-5999 or your Investment Consultant with your comments, suggestions, or questions.

Respectfully,

/s/ Paul J. Weston              /s/ C. Stephen Wesselkamper
------------------------        ----------------------------
Paul J. Weston                  C. Stephen Wesselkamper
Executive Vice President        Executive Vice President
                                Portfolio Manager

                                                                  1-800-869-5999
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

Financial Highlights
------------------------------------------------------------------------------------------------------------------------------
                                                                                   For a share outstanding throughout each year


                                                                                         YEAR ENDED SEPTEMBER 30,
                                                                         -----------------------------------------------------
                                                                            1997        1996      1995        1994     1993 (1)
                                                                           -------    -------    -------   -------     -------
Net asset value at beginning of year                                     $   1.000  $   1.000  $   1.000  $  1.000   $   1.000
                                                                           -------    -------    -------   -------     -------
Net investment income                                                         .047       .047       .050      .029        .025
Dividends from net investment income                                         (.047)     (.047)     (.050)    (.029)      (.025)
                                                                           -------    -------    -------   -------     -------
Net asset value at end of year                                           $   1.000  $   1.000  $   1.000  $  1.000   $   1.000
                                                                           =======    =======    =======   =======     =======
Total return                                                                 4.85%      4.86%      5.10%     2.97%       2.55%
                                                                           =======    =======    =======   =======     =======
Ratios/Supplemental data:
   Net assets at end of year (in millions)                                $1,610.1   $1,333.1   $1,224.1  $1,001.2      $979.8
   Ratio of gross expenses to average net assets (2)                          .73%       .76%       .80%        --          --
   Ratio of net expenses to average net assets                                .72%       .75%       .78%      .80%(3)     .81%
   Ratio of net investment income to average net assets                      4.75%      4.72%      5.00%     2.90%(3)    2.53%

------------------------------------------------------------------------------------------------------------------------------

(1) Prior to September 27, 1993, the financial results are those of Gradison Cash Reserves, the assets and liabilities of which were acquired by the Fund effective September 27, 1993 (Note 1).
(2) Effective September 30, 1995, this ratio reflects gross expenses before reduction for earnings credits on cash balances;
    such reductions are included in the ratio of net expenses.
(3) During the year ended September 30, 1994, the adviser absorbed expenses of the Fund through waiver of a portion of the investment advisory fee. Assuming no waiver of expenses, the ratio of expenses to average net assets was .81% and the ratio of net investment income to average net assets was 2.89%.

                 See accompanying notes to financial statements.

U.S. GOVERNMENT RESERVES
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                September 30, 1997
PERFORMANCE DATA

              U.S. Government
           Reserves Average Annual
         Total Return Periods Ended
              September 30, 1997           Consumer Price Index
              ------------------           --------------------
10 Years           5.35%                          3.5%                 * Not annualized.
5 Years            4.05%                          2.7%
3 Years            4.93%                          2.6%                 The chart at left is intended to compare
1 Year             4.85%                          2.2%                 the total return results of Gradison
Quarter            1.23%                          0.6%                 U.S. Government Reserves with the
                                                                       Consumer Price Index which is widely
                                                                       considered as a measure of inflation.
                                                                       Total returns reflect the reinvestment
                                                                       and compounding of actual daily
                                                                       dividends and distributions for each
                                                                       period noted above. Total returns are
                                                                       historical and will fluctuate in the
                                                                       future.

                                                                       Gradison U.S. Government Reserves
                                                                       acquired all of the outstanding shares
                                                                       of Gradison Cash Reserves (GCR),
                                                                       Gradison U.S. Government Trust, McDonald
                                                                       Money Market Fund, Inc., and McDonald
                                                                       U.S. Government Money Market Fund, Inc.
                                                                       on September 27, 1993. Returns prior to
                                                                       that date are those of GCR, which
                                                                       invested in non-government obligations,
                                                                       the yields of which generally exceed
                                                                       yields of government obligations.

                                                                       An investment in the Fund is neither
                                                                       insured nor guaranteed by the U.S.
                                                                       Government and there can be no assurance
                                                                       that the Fund will be able to maintain a
                                                                       stable net asset value of $1.00 per
                                                                       share.

PORTFOLIO OF INVESTMENTS

    Maturity,      Interest      Principal                              Maturity,      Interest      Principal
   Coupon Rate     Rate (1)       Amount           Value               Coupon Rate     Rate (1)       Amount           Value

Federal Farm Credit Banks,
Discount Notes - 6.78%                                              Federal Farm Credit Banks,
                                                                    Floating Rate Master Note (2) - 6.17%

    10/02/97         5.41%      $  26,575,000     $  26,571,010       10/16/97           5.44        $105,000,000      $105,000,000
    10/10/97         5.38          10,000,000         9,986,550                                                       -------------
    10/16/97         5.38          10,000,000         9,977,583
    10/17/97         5.40          69,010,000        68,844,296     Federal Home Loan Banks,
                                                  -------------     Discount Notes - 33.73%
                                                    115,379,439
                                                  -------------       10/01/97           5.43         178,500,000       178,500,000
                                                                      10/03/97           5.40          35,070,000        35,059,479
Federal Farm Credit Banks,                                            10/09/97           5.61          25,000,000        24,968,861
Bonds - 2.33%                                                         10/15/97           5.61          10,345,000        10,322,451
                                                                      10/17/97           5.38          90,300,000        90,084,046
    3/03/98, 5.45%   5.62%         14,625,000        14,614,142       10/22/97           5.44          40,000,000        39,873,067
    9/02/98,5.70     5.75          25,000,000        24,988,487       10/23/97           5.61          21,790,000        21,715,290
                                                  -------------       10/29/97           5.45          50,000,000        49,788,172
                                                     39,602,629       10/30/97           5.63          50,000,000        49,773,135
                                                  -------------       10/31/97           5.40          25,000,000        24,887,562
                                                                      12/26/97           5.43          25,000,000        24,675,649
Federal Farm Credit Banks,                                             3/09/98           5.46          25,000,000        24,397,125
Floating Rate Notes (2) -17.62%                                                                                       -------------
                                                                                                                        574,044,837
   2/03/98           5.53%         50,000,000        49,993,452                                                       -------------
   2/20/98           5.55          50,000,000        49,986,689
   7/01/98           5.46          50,000,000        49,970,770
   7/01/98           5.52          50,000,000        49,970,796     ----------------------------------------------------------------
   8/11/98           5.52          50,000,000        49,966,449
  10/01/98           5.44          50,000,000        49,963,000
                                                  -------------
                                                    299,851,156
                                                  -------------

----------------------------------------------------------------


U.S. GOVERNMENT RESERVES
---------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS - Continued
                                                                                                                September 30, 1997
    Maturity,      Interest      Principal                           Maturity,      Interest      Principal
   Coupon Rate     Rate (1)       Amount           Value            Coupon Rate     Rate (1)       Amount           Value

Federal Home Loan Banks,                                            Student Loan Marketing Association,
Bonds - 13.91%                                                      Bonds - 5.81%

 1/07/98,5.65  %    5.80        $  20,800,000    $  20,791,572      12/19/97,5.44 %     5.56        $  25,000,000    $  24,993,767
 3/18/98,5.875      5.84           14,290,000       14,289,631      12/24/97,5.62       5.62           13,605,000       13,605,000
 6/16/98,5.82       5.84           45,000,000       44,990,734       6/10/98,5.85       5.87           18,685,000       18,682,399
 7/08/98,5.76       5.75           20,000,000       20,002,000       9/09/98,5.78       5.85           25,000,000       24,984,249
 8/28/98,5.82       5.79          100,000,000      100,003,582       9/16/98,5.79       5.86           16,650,000       16,639,005
 9/08/98,5.73       5.82           25,000,000       24,979,855                                                       -------------
 9/30/98,5.74       5.77           11,725,000       11,721,609                                                          98,904,420
                                                 -------------                                                       -------------
                                                   236,778,983
                                                 -------------      Student Loan Marketing Association,
                                                                    Floating Rate Notes (2) - 2.35%
Federal Home Loan Banks,
Floating Rate Notes (2) - 8.81%                                      10/30/97           5.41           20,000,000       20,002,830
                                                                     11/24/97           5.23           20,000,000       20,000,000
  3/06/98           5.48%          50,000,000       49,985,223                                                       -------------
  7/07/98           5.43           50,000,000       49,966,092                                                          40,002,830
  9/30/98           5.46           50,000,000       49,956,061                                                       -------------
                                                 -------------
                                                   149,907,376      Tennessee Valley Authority,
                                                 -------------      Discount Note - 1.31%

Student Loan Marketing Association,                                  10/15/97           5.36           22,400,000       22,353,308
Discount Note - 1.18%                                                                                                -------------

 10/01/97           6.00           20,000,000       20,000,000
                                                 -------------      TOTAL INVESTMENTS,
                                                                    at value (Cost $ 1,701,824,978) - 100%          $1,701,824,978
                                                                                                                    ==============
----------------------------------------------------------------
                                                                   ----------------------------------------------------------------

 (1)The interest rates disclosed in the portfolio of investments are as follows:
    - U.S. Government Agency discount notes - the discount rate at the time of purchase;
    - U.S. Government Agency bonds - the yield to maturity at the time of purchase;
    - U.S. Government Agency floating rate notes - the current coupon rate;
 (2)For regulatory purposes, the maturity date of floating rate securities with market prices that approximate par is considered to be the date upon which the next readjustment of the interest rate can occur.

                 See accompanying notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
---------------------------------------------------------------------------------------------------------------------------

                                                                                        9/30/97

Assets
   Investments in securities, at value (Note 1) (Cost $1,701,824,978)              $1,701,824,978
   Interest receivable                                                                  8,396,410
   Prepaid expenses and other assets                                                    1,352,071
                                                                                    -------------
     Total Assets                                                                  $1,711,573,459
                                                                                    =============
Liabilities
   Payable for investments purchased                                                   99,751,172
   Payable for Fund shares redeemed                                                       278,782
   Accrued investment advisory fee (Note 2)                                               578,668
   Dividend payable                                                                       430,507
   Other accrued expenses payable to adviser (Note 2)                                     342,137
   Other accrued expenses and liabilities                                                 134,058
                                                                                    -------------
     Total Liabilities                                                                101,515,324
                                                                                    -------------
Net Assets
   Equivalent to $1.00 per share on 1,610,058,135 outstanding shares (Note 1)
   ($.01 par value - unlimited number of shares authorized)                        $1,610,058,135
                                                                                    =============

-------------------------------------------------------------------------------------------------

                 See accompanying notes to financial statements.

STATEMENT OF OPERATIONS
---------------------------------------------------------------------------------------------------------------------------

                                                                                       Year Ended 9/30/97

Interest income                                                                                    $85,542,547
Expenses:
   Investment advisory fees (Note 2)                                             $  6,956,236
   Transfer agency fees (Note 2)                                                    2,238,584
   Distribution (Note 2)                                                            1,550,945
   Accounting services fees (Note 2)                                                  169,804
   Custodian fees (Note 1)                                                            154,803
   Printing                                                                           152,522
   Registration fees                                                                  119,303
   Professional fees                                                                   45,758
   ICI fees (Note 2)                                                                   44,637
   Amortization of organization expense (Note 1)                                        3,187
   Other                                                                               12,185
                                                                                   ----------
     Gross expenses                                                                                 11,447,964
     Less earnings credits on cash balances (Note 1)                                                  (154,803)
                                                                                                    ----------
     Net expenses                                                                                   11,293,161
                                                                                                    ----------

Net investment income                                                                              $74,249,386
                                                                                                    ==========
-------------------------------------------------------------------------------------------------------------------

                 See accompanying notes to financial statements.


STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------------------------------------------
                                                                                           Year Ended
                                                                                -----------------------------
                                                                                     9/30/97         9/30/96

From net investment income                                                   $     74,249,386  $   63,488,295
                                                                                -------------   -------------
From dividends to shareholders                                                    (74,249,386)    (63,488,295)
                                                                                -------------   -------------
From Fund share transactions:
   (at a constant net asset value of $1.00 per share)
   Proceeds from shares sold                                                    7,808,119,094   5,411,348,184
   Net asset value of shares issued in reinvestment of dividends                   73,390,308      63,488,295
   Payments for shares redeemed                                                (7,604,514,450) (5,365,902,757)
                                                                                -------------   -------------
     Increase in net assets from Fund share transactions                          276,994,952     108,933,722
                                                                                -------------   -------------
Total increase in net assets                                                      276,994,952     108,933,722
Net assets:
   Beginning of year                                                            1,333,063,183   1,224,129,461
                                                                                -------------   -------------
   End of year                                                                 $1,610,058,135  $1,333,063,183
                                                                                =============   =============

--------------------------------------------------------------------------------------------------------------------

                                                                               7
                See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
                                                              September 30, 1997

NOTE 1 -- SIGNIFICANT ACCOUNTING POLICIES

Gradison McDonald Cash Reserves Trust (the Trust) is a no-load, diversified, open-end management investment company registered under the Investment Company Act of 1940 (the Act), as amended. Effective with the start of business on September 27, 1993 (the Reorganization Date) all of the outstanding shares of the Gradison Cash Reserves (GCR) series of the Trust, Gradison U.S. Government Trust, McDonald Money Market Fund, Inc., and McDonald U.S. Government Money Market Fund, Inc. were acquired by a new series of the Trust, Gradison U.S. Government Reserves (the Fund).

The Fund's investment objective is to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity.

The following is a summary of significant accounting policies followed by the Trust in the preparation of the Fund's financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of income and expenses for that period. Actual results could differ from those estimates.

SECURITIES VALUATION

Investments are valued using the amortized cost method which approximates market value. This involves initially valuing a security at its original cost and thereafter assuming a constant amortization to maturity of any discount or premium. This method of valuation is expected to enable the Fund to maintain a constant net asset value per share, but there can be no assurance that this will be the case.

SECURITIES TRANSACTIONS AND
INTEREST INCOME

Securities transactions are accounted for on the trade date (the date the order to buy or sell is executed). Interest income is accrued as earned and includes any immaterial gains or losses realized from securities transactions during the year.

FUND SHARE VALUATION AND
DIVIDENDS TO SHAREHOLDERS

Fund shares are sold and redeemed on a continuing basis at the net asset value per share. The net asset value per share is computed by dividing the net asset value of the Fund (total assets less total liabilities) by the number of shares outstanding. All of the net investment income of the Fund is declared as a dividend daily and paid monthly. Net investment income consists of all interest income accrued on the portfolio securities of the Fund, plus or minus amortized purchase discount or premium, less accrued expenses. Share purchases effective before 12:00 noon (Eastern time) earn dividends that day. Redemption requests received before 12:00 noon will not receive that day's dividend.

EXPENSE OFFSET ARRANGEMENT

The Fund has an arrangement with its custodian bank whereby the custodian's fees are reduced by credits earned on the Fund's cash on deposit with the bank. This deposit arrangement is an alternative to overnight investments. The credits are shown as a reduction of expenses on the Statement of Operations.

TAXES

It is the Trust's policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which the Trust so qualifies, and distributes at least 90% of its taxable net income, the Trust will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Trust's intention to declare as dividends in each calendar year, at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains, if any (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The tax basis of investments is equal to the amortized cost as shown on the Portfolio of Investments.

NOTES TO FINANCIAL STATEMENTS Continued
--------------------------------------------------------------------------------
                                                              September 30, 1997
NOTE 2 -- TRANSACTIONS WITH AFFILIATES

The Fund's investments are managed, subject to the general supervision and control of the Trust's Board of Trustees, by McDonald & Company Securities, Inc. (McDonald), a registered investment adviser and securities dealer, pursuant to the terms of an Investment Advisory Agreement (the Agreement). Under the terms of the Agreement, the Trust pays McDonald a fee computed and accrued daily and paid monthly based upon the Fund's average daily net assets at the annual rate of .50% on the first $400 million, .45% on the next $600 million, .40% on the next $1 billion and .35% on any amounts in excess of $2 billion.

Under the terms of the Agreement, McDonald bears the costs of salaries and related expenses of executive officers of the Trust who are necessary for the management and operations of the Trust. In addition, McDonald bears the costs of preparing, printing and mailing sales literature and other advertising materials, and compensates the Trust's trustees who are affiliated with McDonald.

Under the terms of a Transfer Agency, Accounting Services and Administrative Services Agreement, McDonald provides transfer agent, dividend disbursing, accounting services and administrative services to the Trust. The Trust pays McDonald a monthly fee for transfer agency and administrative services at an annual rate of $23.50 per shareholder non-zero balance account, and, effective July 1997, $5.00 per closed shareholder account, as defined, plus out-of-pocket costs for statement paper, statement and reply envelopes and reply postage.
Prior to July 1997, there was no charge for closed shareholder accounts. The Trust pays McDonald a monthly fee for accounting services based on the Fund's average daily net assets at an annual rate of .015% on the first $400 million,
 .0125% on the next $300 million, .01% on the next $300 million and .0075% on any amount in excess of $1 billion, with a minimum annual fee of $25,000.

Under the terms of a Distribution Service Plan adopted under Rule 12b-1 of the Act, the Trust has entered into an agreement with McDonald pursuant to which the Trust pays McDonald a service fee in the annual amount of .10% of the Fund's average daily net assets.

The officers of the Trust are also officers of McDonald.

Each trustee of the Trust who is not affiliated with McDonald receives fees from the Trust for services as a trustee. The amounts of such fees for each trustee are as follows: (a) an annual fee of $6,000 payable in quarterly installments for service during each fiscal quarter, (b) $500 for each Board of Trustees meeting attended and (c) $300 for each committee meeting attended.

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------

                             [ARTHUR ANDERSEN LOGO]


To the Shareholders and Board of Trustees of the Gradison U.S. Government Reserves series of the Gradison McDonald Cash Reserves Trust


We have audited the accompanying statement of assets and liabilities of the Gradison U.S. Government Reserves, a series of the Gradison McDonald Cash Reserves Trust (a Massachusetts business trust), including the portfolio of investments, as of September 30, 1997, the related statement of operations for the year then ended, and the statements of changes in net assets for the two years then ended, and the financial highlights for each of the five years in the year then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free from material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Gradison U.S. Government Reserves series of the Gradison McDonald Cash
Reserves Trust as of September 30, 1997, the results of its operations for the year then ended, the changes in its net assets for the two years then ended, and the financial highlights for each of the five years in the year then ended, in conformity with generally accepted accounting principles.

/s/ Arthur Andersen LLP

Cincinnati,Ohio,
October 24, 1997

GRADISON FAMILY OF FUNDS
--------------------------------------------------------------------------------

Increasingly, MUTUAL FUNDS are the preferred vehicle for starting and building an investment program. And today, GRADISON is a preferred name in mutual funds for a GROWING number of investors.

     GOVERNMENT INCOME FUND
          An income fund which invests in intermediate to long-term U.S. Government securities.

     OHIO TAX-FREE INCOME FUND
          An income fund which seeks to provide income exempt from regular Federal income tax and Ohio state personal income tax.*

     ESTABLISHED VALUE FUND
          A common stock fund that seeks long-term capital growth by investing in companies that are included in the Standard & Poor's 500 Index and other large companies.

     GROWTH & INCOME FUND
          A common stock fund that seeks long-term capital growth, current income and growth of income.

     OPPORTUNITY VALUE FUND
          A common stock fund that seeks long-term capital growth by investing in companies that are generally smaller in size than those included in the Standard & Poor's 500 Index.

     INTERNATIONAL FUND
          A common stock fund that seeks capital growth by investing in common stocks of non-United States companies.

     MONEY MARKET FUNDS
          Gradison offers a full range of taxable and tax-free money market funds.

Prospectuses are available upon request by calling (800) 869-5999 and should be read carefully before you invest. AN INVESTMENT IN THE MONEY MARKET FUNDS IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT AND THERE CAN BE NO ASSURANCE THAT THEY WILL BE ABLE TO MAINTAIN A STABLE $1.00 SHARE PRICE. The return and principal value of an investment in other funds will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The returns of all funds will fluctuate.

* Investment income may be subject to the federal alternative minimum tax. Capital gains, if any, are taxable.